EXHIBIT 10.2

         Reference is made to the Executive Employment Agreement dated as of May 21, 2001 between Stephen A. Schulman and Premier P.E.T. Imaging International, Inc., as amended hereby through the date hereof (such agreement, as so amended, being referred to herein as the "Agreement"). All capitalized terms which are used, but not defined herein, shall have the meanings ascribed to them in the Agreement.

         The Term of the Agreement is hereby extended through and including March 24, 2010.

         Except as set forth above, none of the other terms or provisions of the Agreement are amended hereby and the Agreement shall remain in full force and effect. To the extent that there is any inconsistency between the terms of this Amendment and the terms of the Agreement, the terms of this Amendment shall control and be governing.

                                     PREMIER P.E.T. IMAGING INTERNATIONAL, INC.

                                     By: /s/ STEPHEN A. SCHULMAN, M.D.
                                         --------------------------------------
                                         Stephen A. Schulman, M.D.
                                         Chief Executive Officer


                                        /s/ STEPHEN A. SCHULMAN, M.D.
                                         --------------------------------------
                                         Stephen A. Schulman, M.D.